Exhibit 10(37)


                 ASSIGNMENT AND ASSUMPTION OF MANAGER'S INTEREST
                             IN MANAGEMENT AGREEMENT
                        (GENERAL ELECTRIC PENSION TRUST)

          THIS ASSIGNMENT AND ASSUMPTION OF MANAGER'S INTEREST IN MANAGEMENT AGREEMENT (GENERAL ELECTRIC PENSION TRUST) (this "Assignment") is made and entered into this 30th day of June, 1995, by and between EMBASSY SUITES, INC., a Delaware corporation ("Assignor"), and PROMUS HOTELS, INC., a Delaware corporation ("Assignee"), with reference to the following facts and circumstances:

                                    RECITALS
                                    --------

          A. Assignor is the manager of the Embassy Suites hotels listed on Schedule A, attached hereto and made part hereof by this reference, (collectively, the "Hotels") pursuant to those certain Management Agreements listed on Schedule A hereto (the "Management Agreements") by and between Assignor and the Limited Partnerships which own the Hotels, as listed on Schedule A hereto (collectively, the "Owners").

          B. Assignor is currently a wholly owned subsidiary of The Promus Companies Incorporated ("Promus"), a publicly-traded New York stock exchange listed company, and is the owner of the Embassy Suites hotel business.

          C. Assignee is a direct, wholly owned subsidiary of Promus Hotel Corporation ("Promus Hotels"), which is a wholly owned subsidiary of Assignor.

          D. As described in that certain Proxy Statement filed with the Securities and Exchange Commission and dated April 25, 1995, and as approved by Promus' stockholders at The Promus Companies Incorporated Annual Meeting of Stockholders held in Memphis, Tennessee on May 26, 1995, the stock of Promus Hotels is being dividended to Promus' stockholders (the "Spinoff").

          E. Prior to the Spinoff, the Embassy Suites hotel business will be transferred to Assignee. After the Spinoff, Assignee will be a direct, wholly owned subsidiary of Promus Hotels, a publicly-traded New York stock exchange listed company, and will be the owner of the Embassy Suites hotel business. The hotel management team of the Embassy Suites hotel business will become the hotel management team of Assignee.

          F. Assignee's financial statements will reflect significant financial substance and include, among other assets, the assets of the Embassy Suites hotel business.

          G. Pursuant to that certain letter dated April 11, 1995, from Assignor to Owners, Owners have consented to Assignor's transfer to Assignee of all of its interest in the Management Agreements. Pursuant to the certain letter dated May 4, 1995, Aetna Life Insurance Company, as the lender to the Owners, has consented to said transfer and assignment to Assignee.

          H. Assignor desires to assign all of its right, title and interest in the Management Agreements to Assignee, and Assignee desires to accept such assignment, all on the terms and conditions contained in this Assignment.


                                    AGREEMENT
                                    ---------

          NOW, THEREFORE, in consideration of the premises and the respective undertakings of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1.   Assignment, Acceptance and Consent.  Assignor hereby assigns to
               ----------------------------------
Assignee all of its right, title and interest in the Management Agreements, including, without limitation, Assignor's rights to any management fees, reimbursements, or other amounts payable to Assignor under the Management Agreements, and ceases to act as manager of Hotels. Assignee hereby accepts such assignment, elects and agrees to become a substituted manager under the Management Agreements, agrees to be bound by all the terms and provisions of the Management Agreements, and assumes all of Assignor's obligations under the Management Agreements required to be performed from and after the date first above written. From and after the date first above written, Assignor shall have no power or authority to take any action relating to the Hotels' management, other than actions necessary or appropriate to effect the substitution of Assignee as the manager and to carry out the provisions of this Assignment.

          2.   No Release of Assignor.  Assignor hereby acknowledges and agrees
               ----------------------
that the transfer effected pursuant to this Assignment shall not release Assignor from its obligations to Owners.

          3.   Notices.  All notices or other communications provided for herein
               -------
shall be in writing and may be personally served or sent by Federal Express or other overnight courier, by telecopier or by postage prepaid Registered or Certified Mail at the following addresses until such time as written notice, as provided hereby, of a change of address with a new address to be used thereafter is given the other party:

          ASSIGNEE:      Promus Hotels, Inc.
                         850 Ridge Lake Boulevard
                         Suite 400
                         Memphis, Tennessee 38120
                         Attention:  Chief Financial Officer
                         Telecopier:  (901) 680-7220

                         With a copy to the same address, Attention:
                         General Counsel
                         Telecopier:  (901) 762-8695



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
          ASSIGNOR:      Harrah's Operating Company, Inc.
                         1023 Cherry Road
                         Memphis, Tennessee  38117
                         Attention:  Chief Financial Officer
                         Telecopier:  (901) 762-8695

                         With a copy to the same address, Attention:
                         General Counsel
                         Telecopier:  (901) 537-3039

          Notices shall be deemed given upon receipt.

          4.   Further Assurances.  The parties each agree to execute such other
               ------------------
documents and to perform such other acts as may be reasonably necessary or appropriate to carry out the provisions of this Assignment. Without limiting the generality of the foregoing provision, Assignor shall execute all such documents and take all such actions as may be reasonably necessary or appropriate to cause Assignee to be substituted in place of Assignor as the manager under the Management Agreements.

          5.   Successors and Assigns.  This Assignment shall be binding upon,
               ----------------------
enforceable by, and shall inure to the benefit of successors and assigns of each of the parties.

          6.   Delivery.  Assignor and Assignee have delivered a copy of this
               --------
Assignment to Owners and to Aetna Life Insurance Company, as the lender to the Owners.


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

          IN WITNESS WHEREOF, the parties have executed this Assignment on the date first above written.

               Assignor:      EMBASSY SUITES, INC., a Delaware corporation


                              By:  __________________________________
                                   Name: ____________________________
                                   Title: _____________________________



               Assignee:      PROMUS HOTELS, INC., a Delaware corporation


                              By:  __________________________________
                                   Name: ____________________________
                                   Title: _____________________________



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
                                   SCHEDULE A
                                   ----------


                              Management Agreements
                                 by and between
                                   Hotel Owner
                            and Embassy Suites, Inc.

                                                       Date of
      Hotel Owner           Location of Hotel         Agreement
      -----------           -----------------         ---------

    EPT San Antonio          7750 Briaridge       December 12, 1986
   Limited Partnership       San Antonio, TX


    EPT Kansas City       220 West 43rd Street    December 10, 1986
  Limited Partnership        Kansas City, MO

    EPT Bloomington       2800 West 80th Street   December 12, 1986
  Limited Partnership        Bloomington, MN


       EPT Austin           5901 North IH-35      December 12, 1986
  Limited Partnership          Austin, TX

       EPT Covina        1211 East Garvey Street  December 12, 1986
  Limited Partnership          Covina, CA


       EPT Omaha            7270 Cedar Street     December 12, 1986
  Limited Partnership           Omaha, NE


    EPT Meadowlands          455 Plaza Drive      December 15, 1988
  Limited Partnership         Secaucus, NJ

 EPT Atlanta-Perimeter  1030 Crown Pointe Parkway December 15, 1987
         Center                Atlanta, GA
  Limited Partnership

      EPT Raleigh          4700 Creedmoor Road    December 15, 1987
  Limited Partnership          Raleigh, NC

   EPT Overland Park       10601 Metcalf Road     December 15, 1987
  Limited Partnership       Overland Park, KS

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